Exhibit 99.1

Brandywine West, 1521 Concord Pike, Suite 301 Wilmington, DE 19803

N E W S  R E L E A S E

CONTACT: Elise A. Garofalo
Director of Investor Relations
302-778-8227

GrafTech Posts Provisional Payment With EU; Records Charge

        Wilmington, DE – February 12, 2004 – GrafTech International Ltd. (NYSE:GTI) today announced that it posted, earlier this week, a $23 million provisional payment with the European Union (EU) in connection with the 2001 EU antitrust fine, in addition to the $49 million provisional payment posted as previously announced in connection with its convertible debenture offering completed in January 2004.

        In July 2001, the EU assessed a fine against GTI of Euro 50.4 million for violations of European antitrust laws by GTI’s prior management in connection with the sale of graphite electrodes. In October 2001, GTI filed a court appeal challenging, among other things, the amount of the fine plus interest. The appeal is still pending. While an appeal is pending, payment of the fine or security for payment in the form of a letter of credit is typically required by the EU. Since the filing of the appeal in October 2001, GTI has negotiated with the EU regarding the appropriate form of security to be provided. Under EU regulations, it is stated that, during the period prior to provisional payment, any unpaid balance accrues interest at an annual rate of 6.04 percent.

        In connection with its recent convertible debenture offering, GTI earmarked $49 million of the net proceeds to be used to make a provisional payment to the EU. Based on recent discussions with the EU following the offering, GTI posted a $72 million provisional payment. The $72 million provisional payment includes the Euro 50.4 million fine ($64 million, based on currency exchange rates in effect at December 31, 2003) and accrued interest at the rate of 6.04 percent since October 2001. The provisional payment does not prejudice GTI’s appeal challenging the amount of the fine. The provisional payment stops any accrual of interest after the date of payment, and GTI will earn interest income on the amount paid at an annual rate of 2.1 percent until the appeal challenging the amount of the fine is issued and becomes final. Despite the fact that the payment is only provisional based on EU law, GTI recorded a charge, in accordance with generally accepted accounting principles, to cover the full provisional payment to the EU, to the extent that payment was not already covered by its antitrust reserve. As a result, GTI recorded a $32 million charge in the 2003 fourth quarter (which includes the previously announced $9 million currency adjustment on GTI’s antitrust reserve recorded in the 2003 fourth quarter).

GrafTech International Ltd. is one of the world’s largest manufacturers and providers of high quality synthetic and natural graphite and carbon products and related technical and research and development services, with industry leading customers in more than 70 countries. We manufacture graphite electrodes and cathodes, products essential to the production of electric arc furnace steel and aluminum. We also manufacture thermal management, fuel cell and other specialty graphite and carbon products for, and provide services to, the electronics, power generation, semiconductor, transportation, petrochemical and other metals markets. We are the leading manufacturer in all of our major product lines, with 13 state of the art manufacturing facilities strategically located on four continents. GRAFCELL®, GRAFOIL®, and eGRAF® are our registered trademarks. For additional information on GrafTech International, call 302-778-8227 or visit our website at www.graftech.com. For additional information on our subsidiary, Advanced Energy Technology Inc., call 216-529-3777.

NOTE ON FORWARD-LOOKING STATEMENTS: This news release and any related calls or discussions may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about such matters as: future production and sales of products that incorporate our products or that are produced using our products; future prices and sales of and demand for our products; future operational and financial performance of various businesses; strategic plans; impacts of regional and global economic conditions; interest rate management activities; corporate and business projects; legal matters; consulting projects; potential offerings, sales and other actions regarding debt or equity securities; and future asset sales, costs, working capital, revenues, business opportunities, values, debt levels, cash flows, cost savings and reductions, margins, earnings and growth. References to spot prices for graphite electrodes mean prices under individual purchase orders (not part of an annual or other extended purchase arrangement) for near term delivery for use in large steel melting electric arc furnaces (as distinct from, for example, a ladle furnace or a furnace producing non-ferrous metals). We have no duty to update these statements. Actual future events and circumstances (including future performance, results and trends) could differ materially from those set forth in these statements due to various factors. These factors include: the possibility that global or regional economic conditions or end market conditions for our products may not improve or may worsen; the possibility that anticipated additions to capacity for producing steel in electric arc furnaces may not occur or reductions in graphite electrode manufacturing capacity may not continue or that increases in graphite electrode manufacturing capacity may occur; the possibility that increased production of steel in electric arc furnaces or reductions in graphite electrode manufacturing capacity may not result in stable or increased demand for or prices or sales volumes of graphite electrodes; the possibility that economic or technological developments may adversely affect growth in the use of graphite cathodes in lieu of carbon cathodes in aluminum smelting; the possibility that anticipated additions to aluminum smelting capacity using graphite cathodes may not occur or that increased production of graphite cathodes by competitors may occur; the possibility that increased production of aluminum or stable production of graphite cathodes by competitors may not result in stable or increased demand for or prices or sales volume of graphite cathodes; the possibility that actual graphite electrode prices in 2004 may be different than current spot prices; the possibility of delays in or failure to achieve widespread commercialization of fuel cells which use our products or that manufacturers of such fuel cells may obtain those products from other sources; the possibility of delays in or failure to achieve successful development and commercialization of new or improved products; the possibility of delays in meeting or failure to meet contractually specified or other product development milestones or delays in expanding or failure to expand our manufacturing capacity to meet growth in demand, if any; the possibility that we may be unable to protect our intellectual property or may infringe the intellectual property rights of others; the occurrence of unanticipated events or circumstances relating to antitrust investigations or lawsuits or to lawsuits initiated by us against our former parents; the possibility that expected cost savings will not be fully realized; or that anticipated asset sales may be delayed or may not occur or result in anticipated proceeds; the possibility that the anticipated benefits from corporate realignment or organizational refinements may be delayed or may not occur or that our provision for income taxes and effective income tax rate may fluctuate significantly; the occurrence of unanticipated events or circumstances relating to health, safety or environmental compliance or remediation obligations or liabilities to third parties, labor relations, or raw material or energy supplies or cost; the possibility that changes in market prices of our common stock or senior notes or convertible senior debentures may affect our plans regarding de-leveraging or debt reduction activities; changes in interest or currency exchange rates, in competitive conditions or in inflation; the possibility of failure to satisfy conditions or milestones to, or occurrence of breach of terms of, our strategic alliances; the possibility of changes in the appropriation of government funds or the failure to satisfy eligibility conditions to government grants; the possibility that changes in financial performance may affect our compliance with financial covenants or the amount of funds available for borrowing under our revolving credit facility; the possibility that we may not achieve the earnings estimates that we provide as guidance from time to time; and other risks and uncertainties, including those detailed in our filings with the SEC, as well as future decisions by us. Except as otherwise specifically noted, references to future cost savings are based on assumptions and are subject to limitations detailed in our filings with the SEC. The statements in this news release or any related discussions or calls shall not be deemed to constitute an admission as to any liability in connection with any claim or lawsuit. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities. References to street or analyst earnings estimates mean those published by First Call, a service of the Thomson Financial Network.